UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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☐	Definitive Proxy Statement
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CNO FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 09, 2018 CNO FINANCIAL GROUP, INC. Meeting Information Meeting Type: Annual Meeting For holders as of: March 12, 2018 Date: May 09, 2018 Location: CNO Financial Group, Inc. Time: 8:00 AM EDT 11825 N. Pennsylvania Street Carmel, Indiana 46032 CNO FINANCIAL GROUP, INC. 0000366727_1 R1.0.1.17 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This co mmun ication pres en ts only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions.

 Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report2. Notice & Proxy Statement Have the information that is printed in the box marked by the arrow following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: (located on the If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 25, 2018 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

0000366727_2 R1.0.1.17 Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

 Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees 1A Gary C. Bhojwani 1B Ellyn L. Brown 1C Stephen N. David 1D Robert C. Greving 1E Mary R. Henderson 1F Charles J. Jacklin 1G Daniel R. Maurer 1H Neal C. Schneider 1I Frederick J. Sievert The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5: 2. Approval of the Company's Employee Stock 0000366727_3 R1.0.1.17 3. Approval of the adoption of the Amended and Restated Section 382 Shareholders Rights Plan. 4. Ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for 2018. 5. Approval, by non-binding advisory vote, of the compensation of the Company's named executive officers. NOTE: Such other business as may properly come before the meeting and any adjournment or postponement thereof.

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